UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2025

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement
Investor Rights Agreement
On September 29, 2025, in connection with the completion of the AAC Transaction (as defined below), Ambac Financial Group, Inc., a Delaware corporation (the “Company”) and American Acorn Holdings, LLC, a Delaware limited liability company owned by funds managed by Oaktree Capital Management, L.P. (the “Investor”) entered into an Investor Rights Agreement (the “Investor Rights Agreement”). Certain terms of the Investor Rights Agreement were amended by the Letter Agreement, dated as of July 3, 2025 (the "Letter Agreement"), by and between the Company and American Acorn Corporation, a Delaware corporation ("Acorn").
The Investor Rights Agreement provides for, among other things, (i) the grant of limited shelf registration rights related to the Warrant Shares (as defined below), unless the Investor owns less than 25% of the Warrants (as defined below) and the Warrant Shares or after a Fall-Away Event (as defined in the Investor Rights Agreement), the Warrant Shares are eligible to be sold by the Investor pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) without any limitations as to volume or manner of sale and piggyback registration rights, (ii) a standstill restriction on the Investor that prohibits certain actions by the Investor without the prior written approval of the Company and (iii) confidentiality and indemnification obligations.
The description of the Investor Rights Agreement in this report is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the Letter Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 7, 2025, each of which is incorporated by reference herein.
Warrant
On September 29, 2025, in connection with the consummation of the AAC Transaction, the Company issued to Investor a warrant (the “Warrant”) exercisable for 5,092,707 shares of common stock, par value $0.01, per share of the Company (the “Warrant Shares”). Certain terms of the Warrant were amended by the Letter Agreement.
Following the close of business on the six-month anniversary of the closing of the AAC Transaction (the “Lock-Up Termination Date”) and until 5:00 p.m., Eastern Time, on March 29, 2032, the Investor may, once in the first six-month period following the Lock-Up Termination Date and then, once in any three-month period following the end of such six-month period, convert up to the lesser of (a) the amount of the unexercised and unconverted Warrant and (b) one-third of the original amount of the Warrant. The Warrant may be converted, at the Company’s option, for (i) the number of Warrant Shares for which the Investor has elected to convert or (ii) a cash payment, in each case based on the Black-Scholes Value (as defined in the Letter Agreement) of the number of Warrant Shares for which the Investor has elected to convert, or (iii) a combination of Warrant Shares and cash. The sum of all amounts paid by the Company (whether in the form of Warrant Shares or cash) to Investor or its affiliates with respect to the Warrant upon conversion of the Warrant (including conversions in connection with a Change of Control (as defined in the Letter Agreement)) will not exceed $70 million in the aggregate. The Warrant was, and the Warrant Shares will be, issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act.
The description of the Warrant in this report is qualified in its entirety by reference to the full text of the Warrant Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K, and the Letter Agreement, each of which is incorporated by reference herein.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 29, 2025, the Company completed its previously announced sale to Acorn of all of the issued and outstanding shares of common stock, par value $2.50 per share, of Ambac Assurance Corporation, a Wisconsin stock insurance company and wholly owned subsidiary of the Company (the “AAC Transaction”), for $420,000,000 in cash, subject to certain adjustments, pursuant to and upon the terms and subject to the conditions set forth in, the stock purchase agreement, dated as of June 3, 2024, as amended by the First Amendment, dated as of July 3, 2025 (together, the “AAC Sale Agreement”), by and between the Company and Acorn.
The description of the AAC Sale Agreement in this report is qualified in its entirety by reference to the full text of the AAC Sale Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A on June 5, 2024, and the First Amendment to the AAC Sale Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on July 7, 2025, each of which is incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 relating to the issuance of the Warrant is incorporated by reference into this Item 3.02.
Item 7.01. Regulation FD Disclosure.
On September 29, 2025, the Company issued a press release to announce the closing of the AAC Transaction, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
The information furnished pursuant to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K
EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	Filed Herewith
2.1	Stock Purchase Agreement, by and between Ambac Financial Group, Inc. and American Acorn Corporation, dated as of June 4, 2024.	8-K/A	6/5/2024	2.1
2.2	First Amendment to the Stock Purchase Agreement, by and between Ambac Financial Group, Inc. and American Acorn Corporation, dated as of July 3, 2025	8-K	7/7/2025	2.1
4.1	Warrant Agreement, by and between Ambac Financial Group, Inc. and American Acorn Holdings, LLC, dated as of September 29, 2025.				X
10.1	Investor Rights Agreement, by and between Ambac Financial Group, Inc. and American Acorn Holdings, LLC, dated as of September 29, 2025.				X
10.2	Letter Agreement, by and between Ambac Financial Group, Inc. and American Acorn Corporation, dated as of July 3, 2025.	8-K	7/7/2025	10.1
99.1	Press Release dated September 29, 2025.				X
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101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	September 29, 2025	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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